EXHIBIT 10.39

                                        Agreement No. 95-1208-350
                                        Licensee: Galacticomm Inc.

                             PACIFIC SOFTWORKS INC.
                ANNUAL SOURCE SUPPORT AND MAINTENANCE AGREEMENT

This Annual Source Support and Maintenance Agreement provides for annual technical support and Software maintenance upgrades for the Licensee of the Software. This is an attachment to the executed Source Code License Agreement. All agreements made in the Source Code License Agreement are binding to this Agreement by its attachment to the Source Code License Agreement and execution below. An executed Source Code License Agreement is prerequisite to this Agreement. This Agreement is effective by the date of last signature below.

1.   SUPPORT

Pacific Softworks Inc. will provide technical support to Licensee for the Software.

1.1  Technical Contracts

     Up to two technical contracts, a primary and an alternate, at the Licensee's site may be identified as the exclusive communication point between Licensee and Pacific Softworks Inc.

1.2  Telephone Support

     Pacific Softworks Inc. will provide technical assistance by telephone, Facsimile, and/or electronic mail. Also off-line research time, from its offices during regular business hours (Monday through Friday excluding Pacific Softworks Inc. published holidays, 8:00 a.m. to 5:00 p.m. Pacific time).

1.3  Problem Identification and Resolution

     Problems are classified in three categories: Priority 1, Priority 2, and Priority 3. All Problems will be identified, acknowledged and classified by Pacific Softworks Inc. within 72 hours of written notification by Licensee via FAX or electronic mail of the problem. Such problems must be duplicatable on the standard binary configuration in accordance with the Software Source code License Agreement, Appendix A.2.

     PRIORITY 1 PROBLEM means a problem with the Software which renders the Software unusable or causes a crash of the end user's system. Pacific Softworks Inc. will exercise its best efforts to resolve Priority 1 Problems within ten (10) working days of problem identification and reproduction.

     PRIORITY 2 PROBLEM means a problem which causes a feature of the Software to fail in Licensee's System or End-user site, and a work-around or alternate method for the feature can be identified. Pacific Softworks Inc. will exercise its best efforts to resolve Priority 2 Problems within twenty
     (20) working days of problem identification and reproduction.

     PRIORITY 3 PROBLEM means a problem which causes only minor inconvenience to the end user including as for example, but not limited to, misspelled error messages and documentation errors. Pacific Softworks Inc. will correct Priority 3 Problems in future releases of the Software.

1.4 In order for Pacific Softworks Inc. to identify, reproduce, and resolve Priority and Priority 2 Problems, Licensee will use its reasonable efforts to convey an accurate description of the problem, to reasonably analyze the cause of the problem, if required, provide one of Licensee's Systems or any hardware or software components of the System needed by Pacific Softworks Inc. Pacific Softworks Inc.'s resolution of the problem is conditioned upon being able to reproduce the problem on Licensee's System.

     Pacific Softworks Inc. agrees to make reasonable efforts towards recreating and fixing problems with the FUSION code.

1.5 Pacific Softworks Inc.'s obligations are to provide support to Licensee and not to Licensee's End-user or Distributors

2.   SOFTWARE MAINTENANCE AND UPDATES

Updates to the Software are classified in two categories:

REVISION means a maintenance or minor release of the Software to fix bugs by Pacific Softworks Inc. engineering activities and to resolve Priority 1 and Priority 2 Problems that have been reported from the field. The Revision level and number is increased by one but the Release level of the Software does not change. For example, if 3.4 represents the current Release level (3) and Revision level (4), a Revision would be indicated by 3.5.

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                                        Agreement No. 95-1208-350
                                        Licensee: Galacticomm Inc.

RELEASE means a failure or major release of the Software in which new features, updates or enhancements to the protocols, and fixes to Priority 3 Problems reported from the field are added. The Revision level is reset to zero and Release number is changed. For example, if 3.4 represents the current Release level (3) and Revision level (4), a Release would be indicated by 4.0.

2.1 During the term of this Agreement, if Pacific Softworks Inc. develops any new Releases or Revisions of the Software Source Code as it applies to Licensee's System (as defined in the Source Code Agreement) and which Licensee obtained by Source Code Agreement, Licensee will have the same rights with respect to such new Release or Revision as granted in the Source Code Agreement.

2.2 Pacific Softworks Inc. shall deliver any new Release or Revision of the Software to Licensee, in accordance with the provisions of the Software Source Code License Agreement, and subject to reasonable shipping costs within thirty (30) days of its general availability according to the configuration and media type defined in the Software Source Code Agreement.

3.   PAYMENT

3.1 Licensee agrees to pay Pacific Softworks Inc. the fee for Source Support and Maintenance as specified in Appendix B. Licensee will execute a company Purchase Order for the amount of the fee.

3.2 The fee is due and payable within 30 days of receipt by Licensee of the Software Source Code. Licensee shall pay Pacific Softworks Inc. a charge of 2% per month (or the highest rate allowed by law) on all amounts which are due but unpaid under this Agreement. From the date such amounts are overdue until they are paid, such charge shall accrue and be due and payable on a daily basis.

4.   TERM AND TERMINATION

4.1 Termination of the Source Code Agreement also terminates this Agreement, and takes precedence over any other termination provision herein.

4.2 Other than 4.1 above, the initial term of this Agreement shall be one (1) year from the effective date and will be renewed annually on the anniversary of the effective date, provided payment of fees for the renewal of the Support and Maintenance Agreement is made by Licensee within 30 days prior to the anniversary (renewal) date.

IN WITNESS WHEREOF, the parties hereto have caused this Annual Source Support and Maintenance Agreement to be executed by their authorized representatives.

       For Pacific Softworks Inc.:             For Licensee:

Name:  /s/ GLENN RUSSELL                       /s/ ROBERT N. STEIN
       -------------------------------         ------------------------------
                           (signature)                            (signature)

Name:  GLENN RUSSELL                           ROBERT N. STEIN
       -------------------------------         ------------------------------
                               (print)                                (print)

Title: Executive Vice President                Director/Developer
       -------------------------------         ------------------------------

Date:  07-12-95                                6 July 95
       -------------------------------         ------------------------------

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                                        Agreement No. 95-1208-350
                                        Licensee: Galacticomm Inc.

                                   APPENDIX A

                                TRAINING AGENDA

DAY 1: MORNING SESSION (8:00 A.M. - 12:00 NOON)

       GENERAL PRESENTATION OF FUSION ARCHITECTURE
          * protocols, links OS/CPU support
          * correspondence to the ISO 7-layer model
          * table-driven configuration -- extensibility
          * entry points, entry functions
          * OS dependencies
          * utilities provided

       SOURCE HIERARCHY OVERVIEW
          * source file naming conventions
          * major OS families:
               - DOS dependencies "msdos/"
               - Unix dependencies "unix/"
               - VMS dependencies "vms/"
          * headers"h/"
          * libraries "lib/"
          * utilities "utl/"
          * kernel:
               - kernel library "lib/net/kernal/"
               - socket manager "sock/"
               - protocols "protos/"
               - link-layer drivers "links/" (non-intelligent cards)
               - intelligent controller interfact "inp/"
                         host side "inp/host"
                         node side "inp/node"
               - OS-dependent "os/"
          * location of 'make' files

       LIBRARY OVERVIEW
          * User probram libraries:
               - Socket system call interface "lib/net"
               - Client/server model
               - Other libraries
                         Pacific Softworks Inc. utility standard function
                              library "lib/nrc/"
                         Pacific Softworks Inc. viewport screen painting
                              package
                         "lib/view/"used by dbedit and nstat
                         4.2BSD compatibility library "lib/b42ish" used by ftp Command interface library "lib/cmd/" used by ftp and telnet (on VMS)
          * kernal socket libraries
               - Sockets within the FUSION kernel "lib/net/kernel/"

DAY 1: AFTERNOON SESSION (1:00 P.M. - 5:00 P.M.)

       EXAMPLE OF A 'SEND TO' CALL

       KERNEL SOCKET STRUCTURE
          * 'so_t' & 'sop_tbl'
          * allocation

       KERNEL PROTOCOL SWITCH TABLE
          * 'pr_t' & 'protosw[]'
          * link with socket structure


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                                        Agreement No. 95-1208-350
                                        Licensee: Galacticomm Inc.

       USER REQUEST/KERNEL SOCKET INTERFACE:
          * the 'el' array: why
          * socket function dispatch table
          * examples

       GENERAL MESSAGE STRUCTURE 'M'

       NETWORK DEVICES TABLE -- 'NETDEV' & 'NDEVSW[]'

DAY 2: ALL DAY (8:00 A.M. - 5:00 P.M.)

       UNIX NETWORK TERMINALS

       INTELLIGENT NODE PROCESSORS (INP)

       PORTING ISSUES
          * O.S. dependencies
          * h/config.h, h/osdep/(greater than)os(less than).h, os/(greater than) os(less than)/a/*.c
          * Adding a device driver
          * INP porting issues, inp/node/(greater than)machine(less than)/, inp/host/(greater than)machine(less than)/

DAY 3: MORNING SESSION (8:00 A.M. - 12:00 NOON)

        FUSION KERNEL SERVICES
          * FUSION heap manager
          * Queue management
          * Guarded queues
          * Sleeps/wakeups - blocking / nonblocking / queuing
          * FUSION timer
          * Message state machine
          * Transaction Work queue
          * Timed message queue
          * Select, nselect

DAY 3: AFTERNOON SESSION (1:00 P.M. - 5:00 P.M.)

       FUSION PROTOCOLS
          * Required functions and controls
          * ICMP
          * INTRA
          * FUSION router
          * UDP
          * ARP
          * IP
          * ETHERNET
          * TCP

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                                        Agreement No. 95-1208-350
                                        Licensee: Galacticomm Inc.

                                   APPENDIX B

                  SOURCE SUPPORT AND MAINTENANCE FEE SCHEDULE

                DESCRIPTION                 PART NUMBER               FEE
Annual Source Support and Maintenance
   for FUSION
Lower Layers Source, SLIP and protocols     FNS-SRC-EMB-SUP        $4,000.00
Support to begin on 07/10/95 and expire
   07/09/96.

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